FORM OF LOCKUP AGREEMENT

WHEREAS, Pricester.com, Inc., a Nevada corporation hereafter the "Corporation", is in the process of registering a portion of its securities for sale to the public;

WHEREAS, pursuant to the terms of the merger with Pricester.com, Inc., a Florida corporation, the undersigns common shares are being registered in the registration statement; and

WHEREAS, the Corporation, these individuals and the entities wish to avoid any conflicts of interest regarding the public offering.

IT IS HEREBY AGREED that the undersigned will not sell any of their Common
Shares of the Corporation, as disclosed in the registration statement filed with the Securities and Exchange Commission, for a period of six months from the effective date of the registration statement.

Agreed to this ______ day of August 2004


By:
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